DEPARTMENT OF HEALTH AND HUMAN SERVICES Public Health Service

U.S. Food and Drug Administration
Center for Devices and Radiological Health
Document Mail Center - WO66-G609
10903 New Hampshire Ave.
Silver Spring, MD 20993-0002

December 19, 2014

[redacted]

Re: [redacted]
CLIA Parent(s): k[redacted]
Applicant: [redacted]
Device: Rapid Single/Multi-drug Test Cup and Rapid Single/Multi-drug Test Dipcard
Dated: September 26, 2014
Received: September 29, 2014
CLIA Effective Date: December 19, 2014

Categorization Notification (Waived)

Regulations codified at 42 CFR 493.15 et. seq., implementing the Clinical Laboratory Improvement Amendments of 1988, require the Secretary to provide for the categorization of specific clinical laboratory test systems by the level of complexity. Based upon these regulations, the following commercially marketed test system or assay for the analyte is categorized below:

Test System/Analyte(s): (SEE ATTACHMENT)

Waived status is applicable to test systems and their instructions approved by the FDA. We recommend that the test system instructions include a statement that the test system is waived under CLIA. Any modification to the test system including test system instructions or a change in the test system name must be submitted to the FDA for the evaluation of waiver. If you change the test system name or your company's name or if a distributor's name replaces your name, you must request another categorization by sending in the revised labeling along with a letter to FDA referencing the document number above.

This complexity categorization is effective as of the date of this notification and will be reported on FDA's home page http://www.fda.gov/cdrh/clia . This categorization information may be provided to the user of the commercially marketed test system or assay as specified for the analyte indicated. FDA reserves the right to re-evaluate and re-categorize this test based upon additional information received.

If you have any questions regarding this complexity categorization, please contact Denise Johnson Lyles at 301-796-6169.

Sincerely yours,

Alberto Gutierrez, Ph.D.
Director
Office of *In Vitro* Diagnostics and
Radiological Health
Center for Devices and Radiological Health

Parent Number : k[redacted]

Test System : [redacted]., Ltd. Rapid Single/Multi-drug Test Dipcard
Analyte : Cannabinoids (THC)
Complexity : WAIVED

Test System : [redacted]., Ltd. Rapid Single/Multi-drug Test Dipcard
Analyte : Cocaine metabolites
Complexity : WAIVED

Test System : [redacted]., Ltd. Rapid Single/Multi-drug Test Dipcard
Analyte : Amphetamines
Complexity : WAIVED

Test System : [redacted]., Ltd. Rapid Single/Multi-drug Test Dipcard
Analyte : Methamphetamines
Complexity : WAIVED

Test System : [redacted], Ltd. Rapid Single/Multi-drug Test Dipcard
Analyte : Morphine
Complexity : WAIVED

Test System : [redacted]., Ltd. Rapid Single/Multi-drug Test Dipcard
Analyte : Barbiturates
Complexity : WAIVED

Test System : [redacted]., Ltd. Rapid Single/Multi-drug Test Dipcard
Analyte : Benzodiazepines
Complexity : WAIVED

Test System : [redacted]., Ltd. Rapid Single/Multi-drug Test Dipcard
Analyte : Methylenedioxymethamphetamine (MDMA)
Complexity : WAIVED

Test System : [redacted]., Ltd. Rapid Single/Multi-drug Test Dipcard
Analyte : Methadone
Complexity : WAIVED

Test System : [redacted]., Ltd. Rapid Single/Multi-drug Test Dipcard
Analyte : Oxycodone
Complexity : WAIVED

Test System : [redacted]., Ltd. Rapid Single/Multi-drug Test Dipcard
Analyte : Phencyclidine (PCP)
Complexity : WAIVED

Test System : [redacted], Ltd. Rapid Single/Multi-drug Test Cup
Analyte : Cannabinoids (THC)
Complexity : WAIVED

Test System : [redacted], Ltd. Rapid Single/Multi-drug Test Cup
Analyte : Cocaine metabolites
Complexity : WAIVED

Test System : [redacted] Ltd. Rapid Single/Multi-drug Test Cup
Analyte : Amphetamines
Complexity : WAIVED

Test System : [redacted], Ltd. Rapid Single/Multi-drug Test Cup
Analyte : Methamphetamines
Complexity : WAIVED

Test System : [redacted], Ltd. Rapid Single/Multi-drug Test Cup
Analyte : Morphine
Complexity : WAIVED

Test System : [redacted], Ltd. Rapid Single/Multi-drug Test Cup
Analyte : Barbiturates
Complexity : WAIVED

Test System : [redacted], Ltd. Rapid Single/Multi-drug Test Cup
Analyte : Benzodiazepines
Complexity : WAIVED

Test System : [redacted], Ltd. Rapid Single/Multi-drug Test Cup
Analyte : Methylenedioxymethamphetamine (MDMA)
Complexity : WAIVED

Test System : [redacted], Ltd. Rapid Single/Multi-drug Test Cup
Analyte : Methadone
Complexity : WAIVED

Test System : [redacted], Ltd. Rapid Single/Multi-drug Test Cup
Analyte : Oxycodone
Complexity : WAIVED

Test System : [redacted], Ltd. Rapid Single/Multi-drug Test Cup
Analyte : Phencyclidine (PCP)
Complexity : WAIVED